T. Rowe Price Small-Cap Index Fund

Supplement to Prospectus Dated May 1, 2021

Effective August 1, 2021, the fund’s management fee will be reduced from 0.14% to 0.09%, and the expense ratio limitation for the fund’s Investor Class will be reduced from 0.34% to 0.29%.

Effective August 1, 2021, the fee table and expense example in section 1 of the prospectus will be revised as follows:

Fees and Expenses of the Fund

	Investor Class		I Class		Z Class
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.09%[a]		0.09%[a]		0.09%[a]

Other expenses	3.96		3.79		3.72

Total annual fund operating expenses	4.05	[a]	3.88	[a]	3.81	[a]

Fee waiver/expense reimbursement	(3.75)[b]		(3.73)[c]		(3.80	)ad

Total annual fund operating expenses after fee waiver/expense reimbursement	0.30	ab	0.15	ac	0.01	[d]

a Restated to relfect current fees.

b T. Rowe Price Associates, Inc., has contractually agreed (through April 30, 2024) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 0.29%. The agreement may only be terminated at any time after April 30, 2024, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement (and previous limitations of 0.34%) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the class’ expense ratio is below 0.29%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the class’ expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’ current expense limitation.

c T. Rowe Price Associates, Inc., has contractually agreed (through April 30, 2022) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. The agreement may only be terminated at any time after April 30, 2022, with approval by the fund’s Board of Directors. Any expenses paid under this agreement (and a previous limitation of 0.05%) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed the lesser of: (1) the limitation on I Class Operating Expenses in place at the time such amounts were waived; or (2) the current expense limitation on I Class Operating Expenses.

d T. Rowe Price Associates, Inc., has contractually agreed to waive and/or bear all the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) in their entirety. T. Rowe Price Associates, Inc., expects this fee waiver and/or expense reimbursement arrangement to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board of Directors.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that any current expense limitation arrangement remains in place for the period noted in the table above; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$31	$202	$1,132	$3,535
I Class	111	927	1,760	3,928
Z Class	1	3	6	13

Effective August 1, 2021, the disclosure under “The Management Fee” in section 2 of the prospectus will be revised as follows:

The fund pays T. Rowe Price an annual investment management fee of 0.09% based on the fund’s average daily net assets. The fund calculates and accrues the fee daily. Prior to August 1, 2021, the fund paid T. Rowe Price an annual investment management fee of 0.14% based on the fund’s average daily net assets.

The date of this supplement is July 12, 2021.

7/12/21